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                                  EXHIBIT 10.3





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                                   (MORGENS)
                       SECOND LOAN MODIFICATION AGREEMENT

     This Second Loan Modification Agreement ("Agreement") is entered into as of _____________, 1997 between RGI HOLDINGS, INC., a Washington corporation ("Lender"), LEGEND PROPERTIES, INC., a Delaware corporation ("Borrower"), and the affiliates and subsidiaries of Borrower identified on the signature pages of this Agreement (the "Obligors").

                                    Recitals

     A. At the request of Borrower and Obligors, Lender agreed to modify the Loan Documents as provided in the Loan Modification Agreement dated as of May 21, 1996 ("First Loan Modification"). Capitalized terms used herein and not defined herein shall have the meanings set forth in the First Loan Modification.

     B. Borrower and Obligors have now requested that Lender further modify the Loan Documents to, among other things, reduce the interest rate on the Loan, defer certain interest payments, and forbear from taking certain action against Borrower and Obligors for certain periods of time.

     C. Lender is willing to modify the Loan Documents on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants set forth below, Lender, Borrower, and Obligors agree to the following:

     1. Reaffirmation of Obligations Under Loan Documents. Borrower and Obligors reaffirm all of their respective obligations under the Loan Documents. Borrower and Obligors acknowledge and confirm that Borrower is justly indebted to Lender under the Loan Documents and that the amounts owed by Borrower to Lender under the Loan Agreement and Note are as set forth on Exhibit A attached hereto.

     2. Reduction in Interest Rate. Subject to the fulfillment of the conditions precedent set forth in Section 6 hereof, Lender agrees to reduce the interest rate on the Loan, effective as of January 1, 1997, from the Prime Rate (as defined in Section 7(i) of the First Loan Modification) plus two percent (2%) to the lesser of (a) the Prime Rate plus two percent (2%) or (b) Libor Rate (as defined below) plus two and one-half percent (2.5%). The "Libor Rate" means the one-month London Interbank Offered Rate as published in the Wall Street Journal by Dow Jones & Company, Inc.





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     3.   Deferral of Interest Payments.  Subject to the prior fulfillment of the conditions precedent set forth in Section 6 hereof, Lender agrees that all interest payments due on the Loan from and after January 1, 1997 shall be deferred until the earlier of (a) December 31, 1997, (b) the date on which Borrower refinances the Loan, or (c) the date on which Borrower has funds available from other sources (such as the sale of certain properties) to pay accrued interest on the Loan.

     4. Use of Sale Proceeds from Lynnwood Shopping Center. Subject to the prior fulfillment of the conditions precedent set forth in Section 6 hereof, the definition of "NON-DEVELOPMENT PROPERTY," as set forth in Section 7(i) of the First Loan Modification, is amended by deleting the second sentence relating to the Lynnwood Shopping Center. It is the intent of the parties that notwithstanding the provisions of subsections (a) and (b) of Section 2.4(B)(ii) of the Credit Agreement, as modified by Section 7(g) of the First Loan Modification, the proceeds from the sale of the Lynnwood Shopping Center are not required to be paid to Lender and instead may be retained by Borrower and used for other purposes.

     5. Forbearance with Respect to Defaults. Subject to the prior fulfillment of the conditions precedent set forth in Section 6 hereof, Lender covenants and agrees that from the date hereof until December 31, 1997, for any and all Events of Default or Potential Events of Default under the Loan Documents as of the date hereof:

          a.   Lender shall not accelerate the Loan; and

          b. Lender shall not attach, sequester, foreclose, replevin or otherwise initiate any action against Borrower or Obligors or any of their respective assets or properties.

     6. Conditions Precedent. Lender's obligations under this Agreement are subject to the prior fulfillment of the following conditions precedent:

          a. This Agreement shall have been duly executed and delivered by Lender, Borrower and Obligors.

          b. The Effective Date shall have occurred under Section 4 of the Stipulation and Agreement of Settlement signed in connection with the class action litigation against Borrower in Delaware relating to the merger of RGI U.S. Holdings, Inc. and Borrower, and Lender shall have received a legal opinion satisfactory to it in form and substance confirming that the effectiveness of said merger can no longer be challenged by the shareholders of Borrower or any other party.



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          c.   Lender shall have received certified copies of (i) the corporate and/or partnership resolutions authorizing Borrower and Obligors to enter into and perform this Agreement, (ii) an incumbency certificate for the person signing this Agreement and related documents on behalf of Borrower and Obligors, and (iii) such other statements, certificates, documents, amendments and information with respect to the matters contemplated by this Agreement and the Loan Documents as Lender may reasonably request.

     7. Covenants of Borrower and Obligors. In consideration for Lender's agreement to enter into this Agreement, Borrower and Obligors covenant and agree that:

          a. Borrower and Obligors shall comply with the terms and conditions of this Agreement and shall make commercially reasonable efforts to continue to comply with all of their obligations under the Loan Documents, as modified by this Agreement.

          b. Borrower shall pay all of the costs and expenses reasonably incurred by Lender in connection with the preparation of this Agreement and all documents delivered in connection herewith, including the costs and expenses of counsel to Lender.

          c. Borrower and Obligors shall from time to time at their expense execute such additional documents as are reasonably requested by Lender (and Fokus Bank ASA, to whom Lender has assigned the Note and related security documents as collateral for a loan made by Fokus Bank ASA to Lender) to protect Lender's and Fokus Bank ASA's interest in all collateral, whether now held or hereafter acquired.

     8. Waiver of Defenses. Borrower and Obligors hereby waive and release any and all defenses they may have with respect to any of the Loan Documents or any obligations owing thereunder based on or otherwise relating to any events or circumstances which occurred or existed on or prior to the date hereof, and hereby release and forever discharge Lender, and its officers, directors, fiduciaries, agents and employees, from every claim, demand or cause of action whatsoever, of every kind and nature, whether presently known or unknown, suspected or unsuspected, arising or alleged to have arisen or which shall arise hereafter from any act, omission or condition which occurred or existed on or prior to the date hereof. Borrower and Obligors expressly waive any right to setoff any claim, if any, against Lender against any sum owed or to be owed by Borrower or Obligors under any Loan Document.



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     9.   Representations and Warranties of Borrower and Obligors.

          a. Borrower and Obligors acknowledge that the concepts embodied in this Agreement have been independently negotiated with Lender by Borrower and Obligors, at all times represented by counsel of Borrower's and Obligors' own choosing, and that this Agreement is satisfactory to and in the best interests of Borrower and Obligors, and that Borrower and Obligors have actively requested that Lender enter into this Agreement.

          b. Borrower and Obligors hereby represent and warrant that the execution, delivery and performance of this Agreement have been duly authorized, and that when executed and delivered by Borrower and Obligors this Agreement shall constitute a valid and binding obligation of Borrower and Obligors, enforceable against them in accordance with its terms, except as the enforceability thereof may be affected by bankruptcy, insolvency, moratorium, fraudulent transfer and other similar laws affecting the rights and remedies of creditors generally.

          c. Borrower and Obligors hereby further represent and warrant that the amounts set forth in Exhibit A hereto are true and correct as of the date hereof, and they hereby agree to indemnify, defend and hold Lender harmless from and against any and all claims, losses, damages, costs or expenses which Lender may incur arising out of or relating to any errors or inaccuracies in such Schedules.

          d. Borrower and Obligors hereby further represent and warrant that their articles of incorporation, bylaws, and/or partnership agreements, as the case may be, as well as the articles of incorporation and bylaws of their respective general partners (as applicable), have not been amended or modified since the date the Credit Agreement was signed.

     10. Loan Documents Remain in Effect; References to Loan Documents. Except as expressly amended by this Agreement, the Credit Agreement and all other Loan Documents shall remain in full force and effect. In addition, Lender, Borrower, and Obligors agree that all references to the Credit Agreement in any of the Loan Documents or any other agreements between Lender and Borrower shall mean the Credit Agreement, as amended by the First Loan Modification and this Agreement.

     11.  Miscellaneous.



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          a.   Modification.  This Agreement may not be modified in any manner except by written agreement signed by all of the parties hereto.

          b. No Waiver. No course of dealings heretofore or hereafter among Borrower, Obligors and Lender or any failure on the part of Lender in exercising any rights or remedies under this Agreement or any existing by law shall operate as a waiver of any right or remedy of Lender with respect to any obligations owed to them, and no single or partial exercise of any right or remedy hereunder shall operate as a waiver or a preclusion to the exercise of any other rights or remedies that Lender may have under any other document.

          c. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision and the remaining provisions of this Agreement.

          d.   Governing Law.   This Agreement shall be governed by and
     construed in accordance with the laws of the State of New York, excluding its conflict of law rules.

          e. Agents, Successors, and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their agents, successors and assigns.

          f. Counterparts. This Agreement may be executed in any number of counterparts and shall be a valid and binding agreement when all parties execute the original or a counterpart.

     EXECUTED as of the date set forth above.


     BORROWER:                          LEGEND PROPERTIES, INC., a Delaware
                                        Corporation


                                        By: ____________________________
                                        Printed Name: Raymond J. Whitty
                                        Title: Treasurer
                                        Address:
                                        1420 Fifth Avenue, Suite 4200
                                        Seattle, Washington 98101-2333
                                        Telephone: 206-464-0123
                                        Facsimile: 206-464-0800



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         OBLIGORS:                      VMIF/ANDEN SOUTHBRIDG VENTURE, an
                                        Illinois joint venture

                                        By       LPI SOUTHBRIDGE CORP., its
                                                 managing general partner

                                                 By: Raymond J. Whitty (whose
                                                 signature appears below)
                                        Title:      Treasurer

                                        BMIF MONTEREY COUNTY CORP.

                                        By:      Raymond J. Whitty (whose
                                                 signature appears below)
                                        Title:      Treasurer


                                        VMIF/ANDEN WAYSIDE VENTURE, a general
                                        partnership

                                        By:      LPI WAYSIDE CORP., managing
                                                 general partner

                                        By:      Raymond J. Whitty (whose
                                                 signature appears below)
                                        Title:      Treasurer


                                        LPI CHARLES COUNTY CORP.

                                        By:      Raymond J. Whitty (whose
                                                 signature appears below)
                                        Title:      Treasurer


                                        LPI CHARLES COUNTY L.P.

                                        By:      LPI CHARLES COUNTY CORP.,
                                                 general partner

                                        By:      Raymond J. Whitty (whose
                                                 signature appears below)
                                        Title:      Treasurer



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                                        VMIF CHARLES COUNTY VENTURE, a general
                                        partnership

                                        By:      LPI CHARLES COUNTY CORP.,
                                                 managing general partner

                                        By:      Raymond J. Whitty (whose
                                                 signature appears below)
                                        Title:     Treasurer

                                        LPI SOUTHBRIDGE CORP.

                                        By:      Raymond J. Whitty (whose
                                                 signature appears below)
                                        Title:     Treasurer

                                        LPI SOUTHBRIDGE L.P.

                                        By:      LPI SOUTHBRIDGE CORP., general
                                                 partner

                                        By:      Raymond J. Whitty (whose
                                                 signature appears below)
                                        Title:     Treasurer

                                        LPI WAYSIDE L.P.

                                        By:      LPI WAYSIDE CORP., general
                                                 partner

                                        By:      Raymond J. Whitty (whose
                                                 signature appears below)
                                        Title:     Treasurer

                                        LPI WAYSIDE CORP.

                                        By:      Raymond J. Whitty (whose
                                                 signature appears below)
                                        Title:     Treasurer


                                        By ____________________________________
                                                 RAYMOND J. WHITTY, for the
                                                 entitles and in the capacities
                                                 described above



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         LENDER:                  RGI HOLDINGS, INC., a Washington corporation

                                  By:_______________________________
                                  Printed Name: Kenneth L. Uptain
                                  Title: President

                                  Address:
                                  U.S. Bank Centre
                                  1420 Fifth Avenue, 42nd Floor
                                  Seattle, Washington 98101-2333
                                  Telephone: 206-464-0200
                                  Telecopy: 206-448-0404


                                  With a copy to:

                                  Davis Wright Tremaine
                                  1501 Fourth Avenue
                                  2600 Century Square
                                  Seattle, Washington 98101-1688
                                  Attention: Richard M. Rawson
                                  Telephone: 206-628-7746
                                  Telecopy: 206-628-7699



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                                   EXHIBIT A

Amounts owed by Borrower as of December 31, 1996:

Outstanding Principal Balance as of 12/31/96:                   $24,258,788
Accrued and Unpaid interest as of 12/31/96:                      $1,070,045




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